CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL

OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tie Ming Li the Chief Executive Officer of Gold

Dynamics Corp. (the "Company") hereby certifies, pursuant to 18

U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that, to his or her knowledge, the

Annual Report on Form 10-Q for the period ended April 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934, as amended, and that the

information contained in the Annual Report on Form 10-Q, as amended,

fairly presents in all material respects the financial condition and results of operations of the Company.

Date: May 29, 2014

/s/ Tie Ming Li

Tie Ming Li

Chief Executive Officer